Supplement dated January 28, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Pyramis® International Equity Fund	5/1/2015
The Fund's subadviser, Pyramis Global Advisors, LLC, has changed its name to FIAM LLC. FIAM LLC is an indirectly held, wholly-owned subsidiary of FMR LLC (along with its affiliates, Fidelity Investments) and will continue to do business as Pyramis Global Advisors (Pyramis). As a result of this change, the following revisions are hereby made to the Fund's prospectus:
The "Subadviser" listed under the caption "Fund Management" in the "Summary of VP - Pyramis® International Equity Fund" section and under the caption "Portfolio Management" in the "More Information About VP - Pyramis® International Equity Fund" section is hereby superseded and replaced with the following:
Subadviser: FIAM LLC (d/b/a Pyramis Global Advisors)
The second paragraph under the caption "Principal Investment Strategies" in the "More Information About VP - Pyramis® International Equity Fund" section is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, FIAM LLC (doing business as Pyramis Global Advisors (Pyramis or the Subadviser)), an indirectly held, wholly-owned subsidiary of FMR LLC, which provides day-to-day portfolio management to the Fund.
The "Subadviser" paragraph under the caption "Portfolio Management" in the "More Information About VP - Pyramis® International Equity Fund" section is hereby superseded and replaced with the following:
FIAM LLC (doing business as Pyramis Global Advisors (Pyramis)), an indirectly held, wholly-owned subsidiary of FMR LLC (along with its affiliates, Fidelity Investments), which has served as Subadviser to the Fund since May 2010, is located at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
Shareholders should retain this Supplement for future reference.
S-6546-52 A (1/16)